UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2011

PINNACLE BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-23909	54-1832714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Broad Street, Altavista, Virginia		24517
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (434) 369-3000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2011, Robert H. Gilliam, Jr. provided notice to the Board of Directors of Pinnacle Bankshares Corporation (the “Company”) that he intends to retire from his position as President and Chief Executive Officer of the Company and Chief Executive Officer of the Company’s subsidiary, First National Bank (the “Bank”) on June 30, 2011. Mr. Gilliam will also resign from the Company’s and the Bank’s Boards of Directors on June 30, 2011.

As previously disclosed in a report on Form 8-K filed on January 18, 2011, in anticipation of Mr. Gilliam’s retirement in mid-year 2011, the Company’s and the Bank’s Boards of Directors selected Aubrey H. (Todd) Hall, III to succeed Mr. Gilliam. Effective July 1, 2011, Mr. Hall will assume the roles of President and Chief Executive Officer of the Company and President and Chief Executive Officer of the Bank. Mr. Hall currently serves as Executive Vice President of the Company and President and Chief Operating Officer of the Bank and serves on both the Company’s and the Bank’s Boards of Directors.

In connection with his promotion to President and Chief Executive Officer of the Company, the Company intends to enter into a new Change in Control Agreement with Mr. Hall, to be effective July 1, 2011. The new Change in Control Agreement is anticipated to be substantially similar to the Company’s Change in Control Agreement with Mr. Gilliam and will replace Mr. Hall’s existing Change in Control Agreement, which was entered into December 31, 2008. The Company will disclose the material terms of that agreement when it is entered into.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to known and unknown uncertainties and other factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. These known and unknown uncertainties and other factors could cause actual results to differ materially from those matters expressed in, anticipated by, or implied by such forward-looking statements. The Company does not undertake, and hereby disclaims, any duty to update these forward-looking statements, although its situation and circumstances may change in the future.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE BANKSHARES CORPORATION

Date: June 15, 2011	By:	/s/ Bryan M. Lemley
Bryan M. Lemley
Secretary, Treasurer and Chief Financial Officer